Exhibit 10.1

SEVENTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated effective as of March 29, 2012, is by and among COVENANT TRANSPORT, INC., a Tennessee corporation (“CTI”), CTG LEASING COMPANY, a Nevada corporation (“CTGL”), SOUTHERN REFRIGERATED TRANSPORT, INC., an Arkansas corporation (“SRT”), COVENANT ASSET MANAGEMENT, INC., a Nevada corporation (“CAM”), COVENANT TRANSPORT SOLUTIONS, INC., a Nevada corporation (“CTS”), and STAR TRANSPORTATION, INC., a Tennessee corporation (“ST”, and together with CTI, CTGL, SRT, CAM, and CTS, individually a “Borrower” and collectively, “Borrowers”), COVENANT TRANSPORTATION GROUP, INC., a Nevada corporation and the owner (directly or indirectly) of all of the issued and outstanding capital stock of Borrowers (“Parent”), the Lenders (defined below) party to this Amendment, and BANK OF AMERICA, N.A., a national banking association, as agent for Lenders (in such capacity, “Agent”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (defined below).

R E C I T A L S:

A.           The Borrowers, the Parent, the lenders from time to time party thereto (the “Lenders”) and the Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of September 23, 2008 (as previously amended, as amended hereby and as otherwise amended, restated or modified from time to time, the “Credit Agreement”);

B.           The Parent has executed that certain Third Amended and Restated Parent Guaranty Agreement dated as of September 23, 2008 (as amended to the date hereof, the “Parent Guaranty”); and

C.           The Borrowers, the Parent, the Lenders and the Agent desire that the Credit Agreement be amended in certain respects in accordance with the terms of this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Credit Agreement is hereby amended and the parties hereto covenant and agree as follows:

1.           Recitals. The foregoing Recitals are accurate and are incorporated herein and made a part hereof for all purposes.

2.           Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)           Amendment to Issuing Bank Definition.  The definition of “Issuing Bank” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Issuing Bank: Bank of America or JPMorgan Chase Bank, N.A., or their respective Affiliates, as the context may require.”

(b)           Amendment to Real Estate Formula Amount Definition.  The definition of “Real Estate Formula Amount”  in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Real Estate Formula Amount: an amount equal to the lesser of (a) $25,000,000, as such sum shall be reduced on the first day of each month in an amount equal to the Real Estate Amortization Amount, with such reductions commencing April 1, 2009, and as such sum is further reduced by $3,464,634 on March 29, 2012; or (b) 65% of the Value of Eligible Real Estate.”

3.           Effectiveness; Conditions Precedent.  The amendments herein provided shall be effective as of the date set forth above (the “Amendment Effective Date”) upon the satisfaction of the following conditions precedent:

(a)           The Agent shall have received each of the following documents or instruments in form and substance acceptable to the Agent:

(i)           one or more counterparts of this Amendment, duly executed by each of the Borrowers, the Parent and the Required Lenders; and

(ii)           such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Agent shall reasonably request.

4.           Acknowledgment of the Obligors. The Borrowers and Parent, as Obligors, hereby acknowledge and agree that, to the best of their knowledge: (a) none of the Obligors has any defense, offset, or counterclaim with respect to the payment of any sum owed to the Lenders or the Agent under the Loan Documents, or with respect to the performance or observance of any warranty or covenant contained in the Credit Agreement or any of the other Loan Documents; and (b) the Lenders and the Agent have performed all obligations and duties owed to the Obligors through the date of this Amendment.

5.           Consent and Reaffirmation of Parent Guaranty. Parent hereby consents, acknowledges and agrees to the amendments and consent set forth herein and hereby confirms and ratifies in all respects the Parent Guaranty to which Parent is a party (including without limitation the continuation of Parent’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of the Parent Guaranty against the Parent in accordance with its terms.

6.           Representations and Warranties of the Obligors. The Borrowers and Parent, as Obligors, represent and warrant to the Lenders and the Agent that:

(a)           Compliance with Loan Agreement. On the date hereof, and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

(b)           Representations and Warranties. On the date hereof, and after giving effect to this Amendment, the representations and warranties of each Obligor in the Loan Documents are true and correct in all material respects (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date);

(c)           Power and Authority. Each Obligor is duly authorized to execute, deliver and perform this Amendment. The execution, delivery and performance of this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary action, and do not (a) require any consent or approval of the Agent, other than those already obtained; (b) contravene the Organic Documents of any Obligor; (c) violate or cause a default under any Applicable Law, Material Contract or Material License; or (d) result in or require the imposition of any Lien (other than Permitted Liens) on any Property of any Obligor; and

(d)           Enforceability. This Amendment and the Credit Agreement, as amended hereby, are legal, valid and binding obligations of each Obligor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

7.           Effect on Credit Agreement. Except as specifically amended hereby, the terms and provisions of the Credit Agreement and the other Loan Documents are, in all other respects, ratified and confirmed and remain in full force and effect. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, nor shall they constitute a waiver of any Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document.  Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to by such amendments.  No reference to this Amendment need be made in any notice, writing, or other communication relating to the Credit Agreement and the other Loan Documents, any such reference to the Credit Agreement and the other Loan Documents to be deemed a reference thereto as respectively amended by this Amendment. All references to the Credit Agreement and the other Loan Documents in any document, instrument, or agreement executed in connection with the Credit Agreement and the other Loan Documents will be deemed to refer to the Credit Agreement and the other Loan Documents as respectively amended hereby.

8.           Fees and Expenses. The Company hereby agrees to pay upon demand all reasonable out-of-pocket expenses incurred by the Agent in connection with the preparation, negotiation, and consummation of this Amendment, and all other documents related hereto, including, without limitation, the fees and disbursements of counsel to the Agent.

9.           Instrument Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

10.           Further Acts.  Each of the parties to this Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Amendment.

11.           Successors. This Amendment shall be binding upon and inure to the benefit of Obligors, Agent, Lenders, and their respective successors and permitted assigns, except that (a) no Obligor shall have the right to assign its rights or delegate its obligations under this Amendment or any Loan Documents; and (b) any assignment by a Lender must be made in compliance with Section 13.3 of the Credit Agreement.

12.           Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

13.           Consent to Forum; Arbitration. EACH OBLIGOR, HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER THE STATE OF NEW YORK, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO THIS AMENDMENT, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH OBLIGOR, IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.3.1 OF THE CREDIT AGREEMENT.  Nothing herein shall limit the right of Agent or any Lender to bring proceedings against any Obligor in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law. Nothing in this Amendment shall be deemed to preclude enforcement by Agent of any judgment or order obtained in any forum or jurisdiction. Notwithstanding the foregoing, Section 14.14 of the Credit Agreement is incorporated herein by reference and shall apply to this Amendment.

14.           Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of a signature page of any Loan Document by telecopy or electronic mail shall be as effective as delivery of a manually executed counterpart of such agreement.

15.           Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Amendment shall remain in full force and effect.

16.           Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 14.1 of the Credit Agreement.

[signatures on following page]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:

COVENANT TRANSPORT, INC.

By:	/s/ Richard B. Cribbs
Name:	Richard B. Cribbs
Title:	Senior Vice President and Chief Financial Officer

CTG LEASING COMPANY
SOUTHERN REFRIGERATED TRANSPORT, INC.
STAR TRANSPORTATION, INC.

By:	/s/ Richard B. Cribbs
Name:	Richard B. Cribbs
Title:	Treasurer

COVENANT ASSET MANAGEMENT, INC.

By:	/s/ Richard B. Cribbs
Name:	Richard B. Cribbs
Title:	Assistant Treasurer

COVENANT TRANSPORT SOLUTIONS, INC.

By:	/s/ Richard B. Cribbs
Name:	Richard B. Cribbs
Title:	Vice President and Assistant Treasurer

Seventh Amendment to Third Amended and Restated Credit Agreement
Signature Page

PARENT:

COVENANT TRANSPORTATION GROUP, INC.

By:	/s/ Richard B. Cribbs
Name:	Richard B. Cribbs
Title:	Senior Vice President and Chief Financial Officer

Seventh Amendment to Third Amended and Restated Credit Agreement
Signature Page

AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Agent and Lender

By:	/s/ Kevin Harrison
Name:	Kevin Harrison
Title:	Senior Vice President

Seventh Amendment to Third Amended and Restated Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A.

By:	/s/ Douglas Cowan
Name:	Douglas Cowan
Title:	Senior Vice President

Seventh Amendment to Third Amended and Restated Credit Agreement
Signature Page

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